Supplement dated October 22, 2018 to the

PNC Funds Prospectus, PNC Small Cap Fund

Summary Prospectus, and PNC Funds Statement of

Additional Information each dated September 28, 2018,

as supplemented

PNC Small Cap Fund (the “Fund”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectus and statement of additional information and should be read in conjunction with those documents.

As of October 22, 2018, the Fund will continue to be managed by James E. Mineman, Managing Director and Portfolio Manager, Lisa A. Teter, Senior Analyst, Brian J. Reynolds, Senior Analyst, and M. Jed Ellerbroek Jr., CFA, who will become an Associate Portfolio Manager effective on that date.  Also effective on October 22, 2018, Peter A. Roy, CFA will no longer serve as a portfolio manager of the Fund. All references to Peter A. Roy, CFA as a portfolio manager for the Fund are hereby deleted in their entirety.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-1018-2